UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 23, 2006
Harsco Corporation

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-3970	23-1483991

(Commission File Number)	(IRS Employer Identification Number)

350 Poplar Church Road, Camp Hill, PA	17011

(Address of Principal Executive Offices)	(Zip Code)
717-763-7064

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On March 23, 2006, the Board of Directors of Harsco Corporation (the “Company”) determined that, with respect to the Company’s 1995 Executive Incentive Compensation Plan (as amended and restated) (the “Plan”), the Annual Incentive Awards (as defined in the Plan) for the 2007 and 2008 performance period will be based on increases in economic value-added measures in accordance with the terms and conditions of the Plan. The form of the Authorization, Terms and Conditions of Annual Incentive Awards under the Plan is attached hereto as Exhibit 10.1 and is hereby incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Exhibit
Number	Description
10.1	Form of Authorization, Terms and Conditions of Annual Incentive Awards under the Harsco Corporation 1995 Executive Incentive Compensation Plan (as amended and restated)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION
By:	/s/ Salvatore D. Fazzolari
	Name:	Salvatore D. Fazzolari
	Title:	President, Chief Financial Officer and Treasurer

Date: March 29, 2006

EXHIBIT INDEX

Exhibit	Exhibit
Number	Description
10.1	Form of Authorization, Terms and Conditions of Annual Incentive Awards under the Harsco Corporation 1995 Executive Incentive Compensation Plan (as amended and restated)